Premises and Equipment	12 Months Ended
Dec. 31, 2011
Premises and Equipment [Abstract]
Premises and Equipment
(4)	Premises and Equipment

Major classifications of premises and equipment are summarized as follows:

(Dollars in thousands)
	2011	2010

Land	$3,581	3,581
Buildings and improvements	14,771	14,759
Furniture and equipment	16,874	15,575

Total premises and equipment	35,226	33,915

Less accumulated depreciation	18,330	16,581

Total net premises and equipment	$16,896	17,334

Depreciation expense was approximately $2.0 million for the year ended December 31, 2011.  The Company recognized approximately $2.1 and $1.9 million in depreciation expense for the years ended December 31, 2010 and 2009, respectively.